UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2018
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Washington Real Estate Investment Trust (“WashREIT” or the “Company”) is providing the following update on its commercial leasing activity and significant elements of its expected 2019 lease expiration schedule.

Office:

•
Watergate 600, Washington, DC: WashREIT is in active lease negotiations with a 51,000 square foot blue-chip tenant for two of the top three floors which comprise approximately 77,000 square feet of space that are currently leased to Blank Rome until January 1, 2019 and subsequently under a master lease until December 31, 2019, if the space is not leased to another party. The Company has re-leased approximately 10,000 square feet of space on the remaining floor currently leased to Blank Rome and upon signing leases covering the top two floors, WashREIT will have leased approximately 80% of the Blank Rome lease expirations at Watergate 600. The Company, therefore, expects only the remaining approximately 16,000 square feet of space to be covered by the master lease through 2019. Separately, the Company expects an approximately 21,000 square foot tenant, whose lease expires on December 31, 2018, to vacate at the end of 2018.

•
Arlington Tower, Rosslyn, VA: WashREIT is experiencing strong pre-leasing activity on approximately 60,000 square feet of vacancy expected in mid-January 2019, of which 45,000 square feet is expected to be incorporated into its Space+ flexible leasing program and available for immediate occupancy with lease-up expected in 2019, and the majority of GAAP rent commencement late in the second quarter and third quarter of 2019. Commensurate with the research the Company conducted with Congressional Quarterly that projected an increase in contract awards in the Rosslyn-Ballston corridor, there appears to be elevated activity among small and mid-size office users looking for finished space with immediate availability and flexible terms in Rosslyn.

•	DC Class B Portfolio:

◦	Renewals: WashREIT is currently negotiating to:

▪
Take back approximately 8,000 square feet on the first floor of 1775 Eye Street to create valuable street retail while completing an early renewal of the remaining 42,000 square feet (scheduled to expire on February 28, 2021) leased to one of its top ten largest tenants, for a term of 11.25 years, at rents that are approximately 5% lower on a GAAP basis and 8% lower on a cash basis.

▪
Renew the GSA’s approximately 37,000 square foot lease expiring on May 21, 2019, through a re-compete process, for a term of 15 years, at rents that start approximately 28% lower on an initial GAAP basis (excluding annual increases determined on a CPI basis) and approximately 17% lower on a cash basis. The renewal is at 1227 25th Street, which is one of three assets in the Company’s portfolio that has space leased to the GSA. Federal government tenants comprised approximately 1.4% of WashREIT’s annualized base rental revenue as of September 30, 2018.

▪
Renew approximately 31,000 square feet of a 40,000 square foot lease at 2000 M Street scheduled to expire on December 31, 2019 for a term of 5.3 years at rents that are approximately 12% higher on a GAAP basis and 4.5% higher on a cash basis

▪
Renew approximately 12,000 square feet of retail space at 2000 M Street scheduled to expire on January 31, 2019 for a term of 10 years, at rents that are approximately 57% higher on a GAAP basis and 37% higher on a cash basis

◦	2019 Lease Expirations:

▪	As previously disclosed, WashREIT expects the Advisory Board Company to vacate the approximately 19,000 square feet of space that it currently occupies at 1227 25th Street on May 31, 2019

▪
WashREIT expects an approximately 41,000 square foot tenant at 1220 19th Street to terminate its lease on August 31, 2019 as the tenant's next phase of expansion is too large for the Company to accommodate. WashREIT is in preliminary discussions with multiple users who are attracted to the vibrant Dupont Circle neighborhood to backfill the space.

•
Quantico, Stafford, VA: WashREIT recently leased approximately 16,000 square feet of the 113,000 square feet of vacancy across its two office buildings in Quantico, and has approximately 47,000 rentable square feet expiring at this property in 2019. In addition, the Company has received indications that approximately 9,000 square feet plans to renew, is in negotiations to renew another 29,000 square feet and currently expects a tenant occupying 8,500 square feet to vacate in 2019.

Retail:

As of September 30, 2018, WashREIT’s retail portfolio had approximately 89,000 square feet expiring in 2019, following the early renewal of approximately 90,000 square feet of 2019 expirations during the first nine months of 2018. The Company continues to expect both hhgregg vacancies to be re-leased in 2019 with rent commencement expected in 2020.

All leasing transactions are subject to negotiation and execution of definitive transaction documents and the satisfaction of all closing conditions set forth in such definitive transaction documents, and no assurance can be given as to the timing or ultimate completion or particular lease transactions.

* * *

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding anticipated leasing activities and the timing thereof, and other statements preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, the potential for federal government budget reductions, the risk of failure to complete contemplated acquisitions and dispositions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including the Company’s 2017 Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The Company assumes no obligation to update or supplement forward-looking statements in this Current Report on Form 8-K that become untrue because of subsequent events.

This Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K. The information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer

November 26, 2018
(Date)